NGPC






1000
100
10
1990
2000
2010

NGP CAPITAL RESOURCES COMPANY

The Oil and Gas Conference

August 19-23, 2007

an affiliate of
NGP Energy Capital Management

Forward Looking Statements

This presentation may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.

Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing. Past performance is not indicative of future results.

Reasons To Invest In NGP Capital Resources Company

- A financial services company that provides capital to the highly profitable, private and structured energy finance markets
- A unique vehicle that provides investors with access to those markets
  - Liquid
  - Tax advantaged
  - Total return focus with meaningful current yield
  - Experienced and cost effective management
  - Disciplined approach to investments
- Continued growth is anchored on a profitable asset focus, management strength, and history of performance

NGPC Has Momentum

Quarterly Earnings Per Share



$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07

Quarterly Dividend Per Share



$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07

NGP Capital Resources Company

- Capital for the profitable private and structured finance segments of the energy industry
- An attractive vehicle for investors
- A record of performance and momentum
- With continued growth into the future

Market Opportunity

Capital for the profitable private and structured finance segments of the energy industry

- ❖ An attractive vehicle for investors
- ❖ A record of performance and momentum
- ❖ With continued growth into the future

Demand For Energy Capital Remains Strong

- Energy production requires constant and substantial investment to maintain and expand capacity
- Acceleration of growth and value creation
- Acquisitions and development of assets
- Capital sources are: bank debt, equity, and mezzanine capital

The Mezzanine Capital Market Is Profitably Positioned Between Bank Debt And Equity

- Mezzanine Capital is often used by high growth companies to acquire and/or develop energy assets
- Typical financing size: $5 to $100+ million
- Typical returns: 9% to 25%+
- Risk is return on capital vs. return of capital

Typical Mezzanine Capital Structures

- Senior & subordinated debt in combination
- Subordinated debt
- Preferred equity
- Partnership or LLC interests
- Often with equity kickers
  - Overriding Royalty or Net Profits Interests
  - Warrants
  - Conversion rights

NGPC Is An Active Participant In That Market

Amount	Company	Transaction	Role	Date
$60,000,000	Tammany Oil & Gas LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	March 2007
$36,500,000	Alden Resources, LLC	Senior Secured Credit Facility	Agent And Sole Lender	January 2007
$12,000,000	Sonoran Energy, Inc.	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	November 2006
$50,000,000	Rubicon Energy Partners, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	November 2006
$82,000,000	Nighthawk Transport I, LP	Senior Secured Term Loan A And A Senior Secured Term Loan B	Participant	August, 2006
$15,000,000	BSR Alto, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	August, 2006
$15,000,000	BSR Loco, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	August, 2006
$4,000,000	Rubicon Energy Partners, LLC	Purchase of Membership Units	Purchaser	July 2006
$12,000,000	Crossroads Energy, LP	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	June 2006
$95,000,000	Resaca Exploitation, LP	Senior Secured Multiple-Advance Term Loan, Senior Secured Term Loan And Senior Subordinated Secured Convertible Term Loan	Arranger And Agent	May 2006
$25,000,000	Rabbit Island, L.P.	Senior Secured Revolving Credit Facility	Arranger and Agent	March 2006
$17,000,000	Piceance Basin Properties, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	January 2006
$50,000,000	Chroma Exploration & Production, Inc.	Senior Secured Multiple-Advance Term Loan	Arranger and Agent	September 2005
$19,660,000	Chroma Exploration & Production, Inc.	Series A Participating Convertible Preferred Stock	Purchaser $2,000,000	September 2005
$25,000,000	Millennium Offshore Group, Inc.	Senior Secured Bridge Loan	Agent And Sole Lender	August 2005
$20,000,000	TerraMar Energy, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	May 2005
$45,000,000	C-Gas, LLC Archer CBM, LLC	Senior Secured Multiple-Advance Term Loans	Agent And Sole Lender	April 2005
$59,050,000	Crescent Resources, LLC	Senior Subordinated Secured Term Loan And Senior Subordinated Secured Bridge Loan	Agent And Sole Lender	December 2004

Investment Aspects of NGPC

- Capital for the profitable private and structured finance segments of the energy industry

An attractive vehicle for investors

- A history of performance and momentum
- With continued growth into the future

An Attractive Vehicle For Investors

- A total return investment with meaningful current yield
- Tax advantaged
- Liquid
- Experienced and cost effective management
- Disciplined approach to investments

NGPC Has Compelling Yield and Tax Attributes

- No Corporate Federal Income Tax
- NGPC Distributes at least 90% of Taxable Income
- 1099 Reporting
- No Unrelated Business Taxable Income
- Tax attributes impose various asset diversification requirements

NGPC Is A Liquid Investment

- ❖ Individual mezzanine investments are generally illiquid
- ❖ NGPC is listed on the NASDAQ
- ❖ Over 17.4 million shares outstanding
- ❖ Average Daily Trading volume of approximately 120,000 shares

Strong Management Team

- An affiliate of NGP Energy Capital Management
- Ten investment professionals
- Energy, engineering, and financial expertise for this specialized investment focus
- Located in Houston, Texas, the hub of the energy finance business

Our Investment Criteria Are Sound

- Portfolio of investments
- Engineering oriented
- Our investments are not pure price, technology, or exploration plays
- We invest with experienced management teams (regional, technical, transactional experience)
- In transactions that are tailored to the deal
  - Appropriate return for the risk undertaken
  - Emphasis is on total return
- We look at 30 deals to do 1

Cost Effective Compensation Structure

❖ Management Fees:

- 1.8 % per year of average total assets

❖ Incentive Fees:

- 20% of all net investment income earned above an 8% hurdle rate
- 20% of realized Capital Gains
- No Catch-Up provision

No Catch Up Provision Increases Yield

	Net Investment Income (% of Net Assets)				
	8%	9%	10%	12%	15%
NGPC Investors' Net (w/o "Catch-Up")	8.0%	8.8%	9.6%	11.2%	13.6%
Other BDCs' Investors' Net(w/ "Catch-Up")	8.0%	8.0%	8.0%	9.6%	12.0%
Additional Yield To Investors	0.0%	0.8%	1.6%	1.6%	1.6%
% Yield Improvement	0.0%	10.0%	20.0%	16.7%	13.3%

Financial Highlights

- Capital for the profitable private and structured finance segments of the energy industry

- An attractive vehicle for investors

A record of performance and momentum

- With continued growth into the future

Share Price Performance


NGPC Month End Stock Price
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
Price
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Month

Earnings Growth


$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07

Dividend Growth



Quarterly Dividend Per Share
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07

Growth In Shareholder Value


$1,300.00
$1,250.00
$1,200.00
$1,150.00
$1,100.00
$1,050.00
$1,000.00
$950.00
$900.00
MARKET VALUE
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
PRICE

Growth In Overall Portfolio



$400
$350
$300
$250
$200
$150
$100
$50
$0
$MM
244.3
136.3
41.3
66.1
139.1
49.9
55.6
138.8
39.9
65.7
120.5
20.4
105.2
134.9
20.5
92.8
114.0
19.5
113.0
82.6
18.5
151.9
132.5
17.4
197.4
155.0
15.1
172.0
106.3
15.3
234.9
121.2
14.9
225.9
109.7
14.8
241.3
Nov.04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
Jul-07
Targeted Investments
Corporate Bonds
Cash & Treasuries

Growth In Targeted Investments



$350
$300
$250
$200
$150
$100
$50
$0
$MM
Nov-04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
Jul-07
Committed & Available
Outstanding

Composition Of Targeted Investments

- 15 Portfolio Investment companies
  - 13% syndicated with other financial institutions
- $227.6 Fair Value[2]
- $337.6 Committed and Available[2]
- Investment size in the range of $2 million to $50 million
- Yield on Targeted Investment (excluding capital gains) is 12.2% as of June 30, 2007


Preferred Equities 2%
Equity Kickers[1] 2%
Common Equities 11%
Sr. Secured Loans 61%
Net Profits Interests 10%
Subordinated Secured Loans/Notes 14%

1) Overriding Royalty Interests, Warrants and Similar Assets
2) As of July 24, 2007

Realization Economics For Targeted Investments Are In The Mezzanine Fairway

- Approximately $165MM of Targeted Investments have been realized through July 2007

- Overall IRR[1]: 23%

[1] Gross returns, before fees and expenses

Strategy And Outlook

- Capital for the profitable private and structured finance segments of the energy industry
- An attractive vehicle for investors
- A record of performance and momentum

With continued growth into the future

NGPC Is Maturing

- IPO in November 2004
- Provided commitments of approximately $500 million and made investments of approximately $350 million
- Several successful realizations
- Moving onto leverage
- Growing earnings and dividends

A Total Return Approach

- ❖Long term growth of earnings and dividends per share
- ❖Current income component
- ❖Capital gains component

A Growing Portfolio Enhances Value

- Diversification => better risk adjusted returns and lower borrowing costs
- Ability to hold larger deals => better risk adjusted returns
- Spread fixed costs => operational efficiency and better metrics
- Earnings and earnings growth stability
- More liquidity
- Selective investment in projects having lower current yield but higher capital gains potential

Growth Drivers

- ❖Intensified origination with long term business relationships and contacts
- ❖Larger deals
- ❖Investment/Credit Quality
- ❖Leverage
- ❖Personnel
- ❖Market expansion

Market Expansion

❖Oil and gas production

❖Other energy

- Midstream
- Coal
- Oil Field Service
- Downstream
- Power
- Alternative and Renewable Energy

❖Opportunistic diversification outside of energy

Medium Term Outlook

- $500 to $750 million portfolio
- Originate $250 to $350 million per year
- Continue investment discipline and diversification for best risk adjusted returns
- Continue stable growth of earnings and dividends

Summary

- Capital for the profitable private and structured finance segments of the energy industry
- An attractive vehicle for investors
- A record of performance and momentum
- With continued growth into the future

NGPC






1000
100
10
1990
2000
2010

NGP CAPITAL RESOURCES COMPANY

www.ngpcrc.com

713-752-0062

John Homier   Steve Gardner   Kelly Plato   Larry Tharp
Dan Schockling   Hans Hubbard   Chris Ryals   Robert Sheffey

an affiliate of
NGP ENERGY CAPITAL MANAGEMENT